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                                                                   EXHIBIT 10.14

                            SECOND AMENDMENT TO LEASE

        THIS SECOND AMENDMENT TO LEASE (this "Amendment") is dated for reference purposes only as August 31, 1997, by and between CARRAMERICA REALTY CORPORATION, a Maryland corporation ("Landlord"), and WIRE NETWORKS, INC. ("Tenant").

                                    RECITALS

A. Golden Century Investment Company ("Golden Century"), Landlord's predecessor in interest, and Tenant entered into that certain Lease Agreement dated November 7, 1994, and the Addendum thereto (collectively, the "Initial Lease") for Suite 150 (approximately 6,500 rentable square feet) of that certain building commonly known as 1820 Gateway Drive in San Mateo, California ("Building 3" or the "Building"). Golden Century and Tenant entered into that certain Addendum II to the Initial Lease pursuant to which the size of Suite 150 was increased by 3,041 rentable square feet for a total of 9,541 rentable square feet (the "Initial Premises"). Landlord and Tenant agree and acknowledge that the date of the Initial Lease is incorrectly identified as November 8, 1994 (instead of November 7, 1994) in both Addendum and Addendum II.

B. Landlord and Tenant entered into that certain First Amendment to Lease dated July 21, 1997 (the "First Amendment"), pursuant to which the size of the Leased Premises was expanded to include Suites 105, 106, 107 and 108 (the "Expansion Premises") and the Lease Term was extended.

C. The Initial Lease as amended by the Addendum, Addendum II, the First Amendment and this Amendment shall be referred to herein as the Lease.

D. Landlord and Tenant desire to enter into this Amendment in order to amend the dates by which possession of the Expansion Premises shall be delivered to Tenant.

        NOW, THEREFORE, for good and valuable consideration, the adequacy of which is hereby acknowledged, the parties hereby mutually promise, covenant and agree as follows:

1. COMMENCEMENT DATE. Notwithstanding anything to the contrary set forth in the First Amendment, Tenant shall commence to perform all of its covenants and obligations under the Lease with respect to each suite comprising the Expansion Premises, including the obligation to pay rent (the "Commencement Date") as follows:

        a. SUITES 105, 106 AND 107. With respect to Suites 105, 106 and 107, the Commencement Date shall be January 1, 1998. Notwithstanding the foregoing, Landlord shall exercise commercially reasonable efforts to make Suites 105, 106 and 107 available to Tenant for early occupancy on or about December 1, 1997 for the purpose of constructing certain interior improvements therein. Any early


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                occupancy of such suites by Tenant shall be subject to the terms of the Lease, except that Tenant's obligation to pay Landlord the Base Monthly Rental for such occupied space shall not commence until January 1, 1998 (i.e., the Commencement Date for such space).

        b. SUITE 108. With respect to Suite 108, the "Commencement Date" shall be September 1, 1997. Notwithstanding the foregoing, Landlord shall exercise commercially reasonable efforts to make Suite 108 available to Tenant for early occupancy on or about July 15, 1997 for the purpose of constructing certain interior improvements therein. Any early occupancy of such suite by Tenant shall be subject to the terms of the Lease, except that Tenant's obligation to pay Landlord the Base Monthly Rental for such occupied space shall not commence until September 1, 1997 (i.e., the Commencement Date for such space).

2. RENT. Notwithstanding anything to the contrary set forth in the First Amendment, as of the applicable Commencement Date for each suite which is a part of the Expansion Premises, and in the case of the Initial Leased Premises as of September 1, 1997, the first sentence of Section 3(a) of the Lease shall be amended in its entirety to read as follows:

               Tenant agrees to pay a base monthly rental ("Base Monthly Rental") for the Premises during the Term in the following amounts:

               (1)    Suite 150:    Months                Base Monthly Rent
                                    ------                -----------------
                                    9/1/97 - 8/31/98           $25,569.88
                                    9/1/98 - 8/31/99           $26,046.93
                                    9/1/99 - 8/31/2000         $26,523.98
                                    9/1/2000 - 8/31/2001       $27,001.03

               (2)    Suite 105:    Months                Base Monthly Rent
                                    ------                -----------------
                                    1/1/98 - 8/31/98           $1,152.39
                                    9/1/98 - 8/31/99           $1,176.63
                                    9/1/99 - 8/31/2000         $1,198.18
                                    9/1/2000 - 8/31/2001       $1,219.73

               (3)    Suite 106:    Months                Base Monthly Rent
                                    ------                -----------------
                                    1/1/98 - 8/31/98           $3,201.93
                                    9/1/98 - 8/31/99           $3,292.38
                                    9/1/99 - 8/31/2000         $3,352.68
                                    9/1/2000 - 8/31/2001       $3,412.98

               (4)    Suite 107:    Months                Base Monthly Rent
                                    ------                -----------------
                                    1/1/98 - 8/31/98           $1,949.16
                                    9/1/98 - 8/31/99           $1,990.17
                                    9/1/99 - 8/31/2000         $2,026.62
                                    9/1/2000 - 8/31/2001       $2,063.07


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               (5)    Suite 108: Months                Base Monthly Rent
                                 ------                -----------------
                                 9/1/97 - 8/31/98           $5,904.04
                                 9/1/98 - 8/31/99           $6,014.19
                                 9/1/99 - 8/31/2000         $6,124.34
                                 9/1/2000 - 8/31/2001       $6,234.49

        The foregoing amounts shall be payable in advance each month on the first (1st) day of the month and shall become delinquent on the fifth
        (5th) day of each month and shall be payable to Landlord at the address and in the manner set forth below:

        If  by check:            CarrAmerica Realty Corporation
                                 t/a: San Mateo II & III
                                 P.O. Box 100341
                                 Atlanta, GA 30384-0341

        If  by wire transfer:    Bank Name:  NationsBank of Georgia
                                 ABA Number: 061-000-052
                                 Account Name: CarrAmerica Realty Corporation
                                               t/a: San Mateo II & III
                                 Account Number: 3255808026
                                 Notification: Mr. Marc Sterling (CarrAmerica)
                                 Telephone Number: (202) 624-1759

3. GOVERNING LAW. This Amendment shall be governed by and be construed under the laws of the State of California.

4. ATTORNEYS' FEES. In any arbitration, quasi-judicial or administrative proceedings or any action in any court of competent jurisdiction, brought by either party to enforce any covenant or any of such party's rights or remedies under this covenant or any of such party's rights or remedies under this Amendment, including any action for declaratory relief, or any action to collect any payments required under this Amendment or to quiet title against the other party, the prevailing party shall be entitled to reasonable attorneys' fees and all costs, expenses and disbursements in connection with such action, including the costs of reasonable investigation, preparation and professional or expert consultation, which sums may be included in any judgment or decree entered in such action in favor of the prevailing party.

5. SUCCESSORS. All terms and provisions of this Amendment shall be binding upon, be enforceable by, and shall inure to the benefit of, the respective assignees and successors of the parties hereof.

6. CONFIRMATION OF LEASE. Except as amended by this Amendment, the parties hereby agree and confirm that the Lease is in full force and effect. In the event of any conflict between the Initial Lease, as amended by the Addendum, Addendum II, the First Amendment, and this Amendment, the terms of this Amendment shall control.



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        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

"Tenant"                                    "Landlord"

WIRE NETWORKS, INC.                         CARRAMERICA REALTY CORPORATION,
                                            a Maryland corporation



By:   /s/ Jeffrey Chew             By:    /s/ Philip Hawkins
      ----------------------              ------------------------

Name: Jeffrey Chew                 Name:  Philip Hawkins
      ----------------------              ------------------------

Its:  CFO                          Its:   Managing Director
      ----------------------              ------------------------

Date: 8/28/97                      Date:  9/4/97
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